Exhibit 99.1

Frontier Communications
3 High Ridge Park
Stamford, CT 06905
203.614.5600
www.frontier.com

Frontier Communications to Release Fourth-Quarter 2012 Results and Host Call

STAMFORD, Conn., January 16, 2013 -- Frontier Communications Corporation  (NASDAQ: FTR) plans to release fourth-quarter 2012 results on Thursday, February 21, 2013 after the market closes and to host a conference call that day at 4:30 P.M. Eastern Time.  The conference call will be webcast and may be accessed at:

http://investor.frontier.com/eventdetail.cfm?eventid=124338

A telephonic replay of the conference call will be available for one week beginning at 7:30 P.M. Eastern Time, February 21, 2013 at 888-203-1112 for U.S. and Canadian callers or, outside the U.S. and Canada, at 719-457-0820, passcode 1848514.  A webcast replay of the call will be available at www.frontier.com/ir.

INVESTOR CONTACT:	MEDIA CONTACT:
Robert W. Starr	Brigid Smith
Senior Vice President and Treasurer	AVP, Corp. Comm.
(203) 614-5708	(203) 614-5042
robert.starr@ftr.com	brigid.smith@ftr.com

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